SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):    June 30, 2005

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                         EDWARD R. DESTEFANO, PRESIDENT
                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                     (Name and address of agent for service)

                                 (713) 266-4344
          (Telephone number, including area code of agent for service)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective on June 27, 2005, the Company entered into a Purchase and Sale Agreement with various Sellers (as described and defined below under "Section
2.01  Completion  or  Disposition  of Assets"), which was subject to the Company

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obtaining  financing.  The Sellers were sent payment for the sales price on June
30, 2005. The effective date for ownership of the acquired interests is April 1, 2005. Through the Purchase and Sale Agreement, the Company acquired certain working interests, overriding royalty interests, and term royalty interests, which together entitle New Century to a 6.2% working interest and a 5.464% net revenue interest in production from the Lindholm-Hanson Gas Unit and certain other leases in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Assets"). The Purchase and Sale Agreement is described in further detail below under, "Section 2.01 Completion or Disposition of Assets."

     On June 30, 2005, New Century Energy Corp. (the "Company") entered into a Securities Purchase Agreement with Laurus Master Funds, Ltd., a Cayman Islands company ("Laurus" and the "Closing"), whereby the Company sold a Secured
Convertible Term Note in the principal amount of fifteen million dollars ($15,000,000)(the "Note"), which is convertible into an aggregate of 24,193,548 shares of the Company's common stock ("Common Stock") at a conversion price of $0.62 per share; issued Laurus a warrant to purchase up to 7,258,065 shares of Common Stock at $.80 per share (the "Warrant"); issued an option to Laurus to purchase up to 10,222,784 shares of the Company's Common Stock representing 20% of the Company's stock on a fully-diluted basis (prior to the issuance of shares in connection with the Purchase and Sale Agreement, described below), for $1.00 (the "Option"); and entered into a Master Security Agreement, Registration Rights Agreement, Stock Pledge Agreement and Funds Escrow Agreement with Laurus and Century Resources, Inc., the Company's wholly owned subsidiary, entered into a Subsidiary Guaranty with Laurus. The Note, the Warrant, the Option, the Master Security Agreement, the Registration Rights Agreement, the Subsidiary Guaranty, the Stock Pledge Agreement, the Funds Escrow Agreement, each mortgage made in favor of Laurus, and all other documents, instruments and agreements entered into in connection with the Closing, shall be referred to as the "Related Agreements."

     In connection with the Closing, the Company agreed to pay Laurus Capital Management, L.L.C., the manager of Laurus a fee equal to 3.50% of the aggregate principal amount of the Note, totaling $525,000, and agreed to pay Energy Capital Solutions, LP $599,000 and granted 900,000 warrants exercisable at $0.80 per share, with piggyback registration rights in connection with a finders agreement.

     In connection with the Securities Purchase Agreement, the Company granted Laurus the right to invest up to an additional $15,000,000, but not less than an additional $1,000,000, under the same terms and conditions of the Securities Purchase Agreement, before March 27, 2006 (270 days from closing date).

     Century Resources, Inc., a Delaware corporation and the Company's wholly owned subsidiary, entered into a Subsidiary Guaranty Agreement at the Closing with Laurus, whereby it agreed to guaranty the prompt payment of all amounts, when due, owed to Laurus under the Note and in connection with the Closing. The Company also entered into a Collateral Assignment Agreement at the Closing, whereby the Company agreed to assign and to grant a security interest to Laurus in all of its rights and benefits under the Purchase and Sale Agreement. Additionally, at the time of the Closing, the Company entered into a Master Security Agreement with Laurus, whereby the Company agreed to grant Laurus a continuing security interest in all of the Company's assets, including without limitation, cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures and other tangible and intangible assets, which the Company now owns or at any time in the future may acquire right, title or interest to.

SECURED  CONVERTIBLE  NOTE
--------------------------

     In connection with the Securities Purchase Agreement, the Company issued Laurus a three year Secured Convertible Note in the amount of $15,000,000, which bears interest at the prime rate (as published by the Wall Street Journal) plus 2% (currently 8%, with the prime rate at 6% as of the filing of this Report, the "Contract Rate") per year, and which at no time, subject to the last sentence of this paragraph, shall bear interest at less than 7% per year, which unpaid principal and unpaid accrued interest, if any, shall be due and payable on June 30, 2008 (the "Maturity Date"). The interest on the Note shall be payable monthly, in arrears, commencing on September 1, 2005 (each monthly date being a "Determination Date"). Additionally, if the Company has registered the shares underlying the Note and Warrant, and such registration statement has been declared effective and the Company's Common Stock has traded at least 25% above the "Fixed Conversion Rate,"which is currently $0.62 and which is subject to adjustment as described below, for the five trading days immediately preceding a Determination Date, then the Contract Rate shall be reduced by 1%, and shall be reduced by 1% for each incremental 25% increase in the market price of the Company's Common Stock above the then applicable Fixed Conversion Rate (for example, if the Company's Common Stock has traded at $0.93 for the five trading days preceding a Determination Date, which amount is 50% above the current Fixed Conversion Rate ($0.62), the Contract Rate, will be reduced by an aggregate of two percentage points, one percentage point for each 25% increase that the Company's Common Stock traded above the Fixed Conversion Rate), but, in no event shall the Contract Rate at any time be less than 0%.

     Additionally, the Company agreed to make payments of the principal amount owing under the Note to Laurus on January 1, 2006, and on the first business day of each month thereafter, including the Maturity Date of the Note ("Principal Payment"). Each Principal Payment shall be in the amount of $250,000 together with any accrued and unpaid interest on such portion of the unpaid portion of the Notes (together with any other amounts to be paid, including the Contract Rate, the "Monthly Amount") and to pay Laurus an amount equal to the outstanding principal amount of the Note and any accrued and unpaid interest on the Maturity Date.

     Laurus must convert all or a portion of the Monthly Amount into shares of the Company's Common Stock if: (i) the average closing price of the Company's Common Stock for the five trading days immediately proceeding such payment is greater than or equal to 110% of the Fixed Conversion Price and (ii) the amount of such conversion does not exceed twenty-five percent of the aggregate dollar trading volume of the Common Stock for the period of twenty-two trading days immediately preceding such payment date, however if (i) is met and (ii) is not, Laurus may convert such amount of the Monthly Amount into shares of the Company's Common Stock that meet (i), assuming that such conversion does not

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cause  Laurus  to  hold  more  than  4.99%  of  the  Company's  then  issued and outstanding stock, as described below. Additionally, no amount of the Monthly Amount may be converted into shares of the Company's Common Stock unless there is an effective registration statement covering such shares to be converted or an exemption from registration exists under Rule 144 for such shares, and there is no event of default (as defined below). If (i) above is not met, the Monthly Amount must be payable in cash and the Company must pay an amount of cash to Laurus equal to 102% of the Monthly Amount.

     The Company may prepay the Note in cash by giving Laurus a notice of repayment, seven (7) days before such intent to prepay, and by paying Laurus an amount equal to 125% of the outstanding principal amount of the Note during the first year the Note is outstanding, 120% of the outstanding principal amount of the Note during the second year the Note is outstanding, and 115% of the outstanding principal amount of the Note during the period of time between the second anniversary of the Note until the Maturity Date.

     The Note includes a provision whereby Laurus is not entitled to convert any amount of shares which would cause Laurus to become the beneficial owner of more than 4.99% of the Company's outstanding Common Stock, which limitation automatically becomes null and void upon the occurrence and continuance of an event of default, or upon 75 days prior notice to the Company. In the event the Company changes the Common Stock into the same or a different number of securities by reclassification or otherwise, Laurus shall have the right to purchase an adjusted number of securities and kind of securities that would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or (ii) immediately after, such reclassification, or other change at the sole election of Laurus. The Fixed Conversion Price of the Note shall be adjusted automatically in the event that the Company issues any additional shares of Common Stock as a dividend or any preferred stock; subdivides the outstanding shares of Common Stock; or effects a reverse stock split, by multiplying the exercise price (currently $0.62) by the number of the Company's shares outstanding prior to such event and dividing that number by the number of the Company's shares outstanding after such event. Additionally, if at any time prior to the full conversion or full repayment of the principal amount of the Note, the Company issues any shares, options, warrants, or other obligations, to anyone other than to Laurus (other than in connection with a company employee incentive stock plan, or to vendors for goods sold and services rendered (not to exceed 1,000,000 shares and not eligible to be sold by the holders of such shares until three years from June 30, 2005)), for consideration per share less than the Fixed Conversion Price, the Fixed Conversion Price shall immediately reset to such lower price.

     Events of default under the Note include the Company's failure to pay amounts due under the Note; breach of any covenants under the Note, if not cured within 15 days; breach of any warranties found in the Note or any other Related Agreement; the occurrence of any default under any agreement, which causes any contingent obligation to become due prior to its stated maturity or to become payable; any change or occurrence likely to have a material adverse effect on the business, assets, liabilities, financial condition, operations or prospects of the Company; bankruptcy of the Company; a judgment against the Company in excess of $100,000, which has not been vacated, discharged or stayed, within thirty (30) days of the date of entry; insolvency of the Company; a change in control of the Company; an indictment or other proceedings against the Company or any executive officer; if the Company breaches any provision of the Securities Purchase Agreement, or any other Related Agreement; if the SEC puts a stop trade order or otherwise suspends the Company's Common Stock from trading for a period of five (5) consecutive days or five (5) days during a period of ten (10) consecutive days; or the Company's failure to deliver the Common Stock to Laurus pursuant to and in the form required by the Note.

     If an event of default were to occur under the Note, Laurus may at its option, demand repayment in full of all obligations and liabilities owed to it by the Company under the Note, Securities Purchase Agreement and any Related Agreement and may require the Company to immediately pay 130% of the principal amount outstanding under the Note, plus any accrued and unpaid interest.

COMMON STOCK PURCHASE WARRANT
-----------------------------

     The Company granted Laurus a seven year Common Stock Purchase Warrant ("Warrant") to purchase 7,258,065 shares of the Company's Common Stock at an exercise price of $0.80 per share. The Warrant became immediately exercisable when granted. The Warrant allows Laurus to purchase the shares until 5:00 p.m., June 30, 2012. The exercise price of the Warrant shall be adjusted automatically in the event that the Company issues any additional shares of Common Stock as a dividend or any preferred stock; subdivides the outstanding shares of Common Stock; or effects a reverse stock split, by multiplying the exercise price (currently $0.80) by the number of the Company's shares outstanding prior to such event and dividing that number by the number of the Company's shares outstanding after such event. The Warrant states that Laurus may not exercise the Warrant, if such exercise would cause Laurus to hold more than 4.99% of the Company's outstanding Common Stock, subject to the same limitation as in the Note, as described above.

     The Company also granted Energy Capital Solutions, LP, 900,000 warrants immediately exercisable at $0.80 per share, under a separate Warrant Agreement, with piggyback registration rights pursuant to a finders agreement in connection with the Closing. The Warrant allows Energy Capital Solutions, LP to purchase the shares until 5:00 p.m. CST, June 30, 2008. The exercise price of the Energy Capital Solutions, LP warrants shall be adjusted automatically in the event that the Company issues any additional shares of Common Stock as a dividend or any preferred stock; subdivides the outstanding shares of Common Stock; or effects a reverse stock split, by multiplying the exercise price (currently $0.80) by the number of shares outstanding prior to such event and dividing that number by the number of shares outstanding after such event.

OPTION AGREEMENT
----------------

     At the Closing, and in connection with the Securities Purchase Agreement, the Company granted Laurus an option which vested immediately to purchase up to 10,222,784 shares of the Company's Common Stock at an exercise price of an aggregate of $1.00. Laurus agreed under the Option not to sell any shares of Common Stock exercisable upon exercise of the Option until the earlier of: (a) payment in full of all of the obligations and liabilities of Company to Laurus under the Securities Purchase Agreement and Note have been paid in full and (b) the exercise of the Warrant by Laurus, provided however that Laurus may sell all or any portion of the Common Stock issuable upon the Option following an event of default (as defined in the Note, and described under the section titled "Secured Convertible Note," above).

     Under the Option, if the Company effects a reorganization, consolidation, merger or dissolution, Laurus has the right to receive the amount of stock or other property (including cash) which Laurus would have been entitled, if Laurus had exercised the Option in full immediately prior to the reorganization, consolidation, merger or dissolution, and the Option shall continue to be binding upon such issuer and/or the person acquiring substantially all of the properties and/or assets of the Company. Additionally, under the Option, in the event the Company issues additional shares of Common Stock as a dividend or other distribution on Common Stock or preferred stock, subdivide its outstanding shares of Common Stock, or combine its outstanding shares of Common Stock into a small number of shares of Common Stock, the number of shares that the Company shall receive in connection with the exercise of the Option shall be increase or decreased by multiplying the number of shares of Common Stock that would be issuable after such event and dividing that number by the issued and outstanding shares of Common Stock issued and outstanding immediately prior to such event.
Laurus is not able to exercise the Option, if such exercise shall cause it to hold in excess of 4.99% of the Company's issued and outstanding Common Stock, subject to the same limitation as in the Note and Warrant, as described above.

     As a result of the Closing, Laurus has the right to convert the Note, Warrant and Option into an aggregate of approximately 41,674,397 shares of the Company's Common Stock (assuming the full conversion of the Note, Warrant and Option and without taking into account any conversion for interest) which would constitute 45% of the Company's then outstanding Common Stock (assuming the issuance of no additional shares of Common Stock other than in connection with the conversion of the Note, Warrant and Option); however, Laurus has contractually agreed not to hold more than 4.99% of the Company's issued and outstanding Common Stock, unless an event of default occurs or upon 75 days prior notice to the Company.

REGISTRATION  RIGHTS  AGREEMENT
-------------------------------

     The Company gave Laurus registration rights to the shares issuable to Laurus in connection with the Note, Warrant and Option, pursuant to a Registration Rights Agreement. The Company agreed to file a Registration Statement on Form SB-2 covering the shares issuable in connection with the Note, Warrant and Option, within 30 days of the Closing and to obtain effectiveness of such Registration Statement within 120 days of the Closing. If the Company does not file a Registration Statement covering such shares within 30 days of the Closing, or obtain effectiveness within 120 days of the Closing; such Registration Statement creases to be effective for more than 30 days or more than 20 consecutive days during the 365 day period following the effectiveness of the Registration Statement; or the Company's Common Stock is not listed or quoted, or is suspended from trading for a period of three days, which the Company has been unable to cure such suspension in trading within 30 days of notice thereof, the Company agreed to pay Laurus, as liquidated damages, an amount equal to $7,500 per day that such event listed above exceeds the time period given.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Effective on June 27, 2005, the Company entered into a Purchase and Sale Agreement with Hanson Resources Company, 4 Star Ventures, L.P., Bastante Mas, Ltd., A.M. Brown Family Limited Partnership, Fletcher Ventures, LLC, William Kimble, Prescio Oil & Gas, LLC, Kaye Thompson, Sierra Vista Ventures, L.P., Linda C. Barber, B.J. Drehr, Barbara A. Hanson, Kurt M. Hanson, George E. Jochetz III, Karen Smith, John J. Surko, Neil E. Hanson, and BSC Minerals, Ltd. (collectively the "Sellers"). The Sellers were sent payment for the sales price on June 30, 2005. The effective date for ownership of the acquired interests is April 1, 2005.Through the Purchase and Sale Agreement, the Company acquired certain working interests, overriding royalty interests, and term royalty interests, which together entitle New Century to a 6.2% working interest and a 5.464% net revenue interest in production from the Lindholm-Hanson Gas Unit and certain other licenses in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Assets"). The Company paid the sellers an aggregate of $11,000,000 in cash and issued the Sellers an aggregate of 1,320,000 restricted shares of the Company's Common Stock as consideration for the sale of the Assets.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On June 30, 2005, the Company entered into a Securities Purchase Agreement with Laurus Master Funds, Ltd., a Cayman Islands company, whereby the Company sold a Secured Convertible Term Note in the principal amount of fifteen million dollars ($15,000,000), which is convertible into an aggregate of 24,193,548 shares of the Company's common stock at a conversion price of $0.62 per share; issued Laurus a warrant to purchase up to 7,258,065 shares of Common Stock at $.80 per share (the "Warrant"); issued an option to Laurus to purchase up to 10,222,784 shares of the Company's Common Stock representing 20% of the Company's stock on a fully-diluted basis (prior to the issuance of shares in connection with the Purchase and Sale Agreement, described below), for an aggregate of $1.00 (the "Option"); and entered into a Master Security Agreement, Registration Rights Agreement, Stock Pledge Agreement and Funds Escrow Agreement with Laurus (the "Closing").

     The terms and conditions of the Closing, including but not limited to the Securities Purchase Agreement, Convertible Term Note, Warrant and Option are described in detail under "Item 1.01 Entry Into A Material Definitive Agreement," above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On June 29, 2005, the Company issued 1,320,000 restricted shares of its Common Stock to the Sellers of the Assets (described above under "Item 2.01,

Completion or Disposition of Assets") in connection with the Purchase and Sale Agreement entered into on June 24, 2005. The Company claims an exemption from registration afforded by Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"), for the issuance of these shares.

     On June 30, 2005 the Company entered into a Securities Purchase Agreement, Secured Convertible Term Note (the "Note"), Secured Common Stock Purchase
Warrant (the "Warrant"), Option Agreement (the "Option"), and other Related Agreements (defined above under "Item 1.01. Entry Into a Material Definitive Agreement") with Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), for the sale of (i) $15,000,000 in the form of a convertible Note that may be converted into approximately 24,193,548 shares of Common Stock at $0.62 per share; (ii) a Warrant to purchase 7,258,065 shares of Common Stock at $0.80 per share; and (iii) an Option to purchase 10,222,784 shares of the Company's Common Stock, representing 20% of the Company's Common Stock on a fully-diluted basis (prior to the issuance of shares in connection with the Purchase and Sale Agreement, described above) for $1.00. The Company has received $15,000,000 in connection with the Securities Purchase Agreement, Note, Option and Related Documents of which $11,000,000 has already been spent by the Company in connection with the Purchase and Sale Agreement, $1,125,000 has been spent by the Company for finder's fees and other fees in connection with the Closing, $555,777.32 was paid to Black Rock Energy to pay-off the Company's existing obligations, terminating all of Black Rock's liens, and $2,319,222.68 will be used for the Company's drilling program and working capital. The Company claims an exemption from registration afforded by Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"), for the issuance of these shares.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  OF  THE  LINDHOLM-HANSON  GAS  UNIT:
        To  be  provided  by  a  subsequent  amendment  to  this  Form  8-K.

(B)  PRO  FORMA  FINANCIAL  INFORMATION:
        To  be  provided  by  a  subsequent  amendment  to  this  Form  8-K.

(C)  EXHIBITS:

10.1*    Securities  Purchase  Agreement;
10.2*    Secured  Convertible  Term  Note;
10.3*    Common  Stock  Purchase  Warrant;
10.4*    Master  Security  Agreement;
10.5*    Registration  Rights  Agreement.
10.6*    Option  Agreement
10.7*    Purchase  and  Sale  Agreement



*  Filed  herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW  CENTURY  ENERGY  CORP.


                                            /s/  Edward  R.  DeStefano
                                           -----------------------------
                                           By:  Edward R. DeStefano,
                                                President

 Date:  July  8,  2005

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